Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated April 23, 2013, relating to the financial statements and financial highlights of GMO U.S. Core Equity Fund, GMO U.S. Intrinsic Value Fund, GMO U.S. Growth Fund, GMO U.S. Small/Mid Cap Fund, GMO Real Estate Fund, GMO International Core Equity Fund, GMO International Intrinsic Value Fund, GMO International Growth Equity Fund, GMO International Small Companies Fund, GMO Tax-Managed International Equities Fund, GMO Foreign Fund, GMO Foreign Small Companies Fund, GMO Emerging Markets Fund, GMO Emerging Countries Fund, GMO Emerging Domestic Opportunities Fund, GMO Taiwan Fund, GMO Flexible Equities Fund, GMO Resources Fund, GMO Currency Hedged International Equity Fund, GMO Quality Fund, GMO Global Focused Equity Fund, GMO Developed World Stock Fund, GMO Risk Premium Fund, GMO Domestic Bond Fund, GMO Core Plus Bond Fund, GMO International Bond Fund, GMO Strategic Fixed Income Fund, GMO Currency Hedged International Bond Fund, GMO Global Bond Fund, GMO Emerging Country Debt Fund, GMO Short-Duration Collateral Fund, GMO Short-Duration Collateral Share Fund, GMO U.S. Treasury Fund, GMO Asset Allocation Bond Fund, GMO U.S. Equity Allocation Fund, GMO International Equity Allocation Fund, GMO International Opportunities Equity Allocation Fund, GMO Global Equity Allocation Fund, GMO World Opportunities Equity Allocation Fund, GMO Global Asset Allocation Fund, GMO Strategic Opportunities Allocation Fund, GMO Benchmark-Free Allocation Fund, and GMO Alpha Only Fund, which appear in the February 28, 2013 Annual Reports to Shareholders and which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Financial Statements”, “Investment Advisory and Other Services—Independent Registered Public Accounting Firm” and “Disclosure of Portfolio Holdings—Ongoing Arrangements To Make Portfolio Holdings Available” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 26, 2013

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the references to us in this Registration Statement on Form N-1A of GMO International Large/Mid Cap Value Fund, GMO Asset Allocation International Small Companies Fund, and GMO Asset Allocation International Bond Fund, under the headings “Investment Advisory and Other Services—Independent Registered Public Accounting Firm” and “Disclosure of Portfolio Holdings—Ongoing Arrangements To Make Portfolio Holdings Available” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 26, 2013

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated April 23, 2013, relating to the financial statements and financial highlights of GMO Emerging Countries Fund, which appear in the February 28, 2013 Annual Report to Shareholders and which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Financial Statements”, “Investment Advisory and Other Services—Independent Registered Public Accounting Firm” and “Disclosure of Portfolio Holdings—Ongoing Arrangements To Make Portfolio Holdings Available” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 26, 2013